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                                                               Exhibit 10.7

                               EASTERN ENTERPRISES

                     Supplemental Executive Retirement Plan

                                    Amendment


         Pursuant  to  Section  14  of  the  Eastern  Enterprises   Supplemental
Executive Retirement Plan (as amended, the "Plan"), the Plan is hereby amended as follows, effective immediately:

         1. Section 2(a) (definition of "Eastern") is amended to read as follows: "The word "Eastern" will mean Eastern Enterprises and any successor, including without limitation any successor to or acquiror of the stock or assets of Eastern in a transaction constituting a Change of Control.'4

         2. Section 2(m) (definition of "Change of Control") is amended to read as follows:

         "A Change of Control will be deemed to have  occurred if, after January
          1, 1998, any of the following occurs:

                  (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) or group of "persons" (as so defined), other than Eastern, becomes a beneficial owner directly or indirectly of securities representing twenty-five percent (25%) or more of the combined voting power of the then outstanding voting securities of Eastern; or

                  (ii)there is consummated a merger or consolidation ("merger") involving Eastern and immediately after such merger the beneficial owners immediately prior to such merger of the then outstanding voting securities of Eastern do not continue to own beneficially at least sixty percent (60%) of the voting securities of the entity or entities resulting from such merger; or

                  (iii) there is consummated a sale, lease, exchange, spin- off or other transfer (any of the foregoing, a "transfer") of all or substantially all of the assets or business of Eastern and its subsidiaries, other than any such transfer resulting in beneficial ownership of not less than sixty percent (60%) of the assets or business so transferred or not less than sixty percent (60%) of the voting securities of the entity or entities to which such assets were transferred by the owners immediately prior to the transfer of the then outstanding voting securities of Eastern; or

                  (iv) within any two-year period, individuals who at the beginning of such period constituted the Board of Trustees of Eastern cease for any reason to constitute a majority thereof; provided, that any trustee who is not in office at the beginning of such two-year period but whose election or nomination for election was approved by a vote of at least two-thirds of the trustees in office at the time of such approval who were either trustees of Eastern at the beginning of such period or who were elected to the Board of Trustees pursuant to an election which was, or for which the nomination for election was, previously so approved shall be deemed to have been in office at the beginning of such two-year period; or

                  (v) in the case of an Eligible Officer employed by Boston Gas Company, Eastern sells or otherwise disposes of all or substantially all of its stock of Boston Gas Company or Boston

                  Gas Company sells or otherwise disposes of all or substantially all of its assets, excluding in either case any transaction resulting in beneficial ownership of not less than fifty percent (50%) of the assets or business so transferred or not less than fifty percent (50%) of the voting securities of the entity or entities to which such assets were transferred by the owners immediately prior to the transfer of the then outstanding voting securities of Eastern; or

                  (vi) in the case of an Eligible Officer employed by Midland Enterprises Inc., Eastern sells or otherwise disposes of all or substantially all of its stock of Midland Enterprises Inc. or Midland Enterprises Inc. sells or otherwise disposes of all or substantially all of its assets, excluding in either case any transaction resulting in beneficial ownership of not less than fifty percent (50%) of the assets or business so transferred or not less than fifty percent (50%) of the voting securities of the entity or entities to which such assets were transferred by the owners immediately prior to the transfer of the then outstanding voting securities of Eastern."

     3.       A new subsection 2(n) is added to read as follows:

     "(n) The words "COC Agreement" mean an agreement between an Officer and Eastern or one or more subsidiaries of Eastern providing for severance pay or other benefits to the Officer in the event of a Change of Control or similar change in the control of Eastern and its subsidiaries or upon termination of the Officer's employment in connection with or during a specified period that includes such Change of Control or similar change."

     4.       Section 4 is amended by adding at the end the following text:

              "An Officer who, at any time during the period commencing six months before and ending two years after a Change of Control, satisfies the requirements of (i), (ii) and (iii) of this Section 4 will also be an Eligible Officer covered by the Plan, whether or not he has attained age fifty-five (55), if the employment of such Officer with Eastern and its subsidiaries terminates under circumstances which at the time or upon a subsequent Change of Control entitle such officer to a severance payment or payments under a COC Agreement (but if the employment of such Officer so terminates, he shall be deemed to have been an Eligible Officer from the beginning of the period commencing six months before and ending two years after the Change of Control)."

     5. Section 5(a)(i) is amended by adding the words "or Section 5(c) below" after the words "in Section 5(a)(ii) below" in the first sentence.

     6. Section 5(a)(ii) is amended by deleting the first word ("Every") and inserting in its place the words: "Subject to Section 5(c) below, every".

     7.       Section  5(b)(i) is amended by adding the words "or Section
5(c) below"  after the words "in Section 5(b)(ii) below" in the first sentence.

     8. Section 5(b)(ii) is amended by deleting the first word ("Every") and inserting in its place the words: "Subject to Section 5(c) below, every".

     9. Sections 5(c) and 5(d) are redesignated Sections 5(d) and 5(e), respectively, and a new Section 5(c) is added immediately following Section 5(b)(ii), to read in its entirety as follows:

     "(c) Benefits Following a Change of Control. Every Eligible Officer whose employment by Eastern and its subsidiaries terminates (other than by death) under circumstances which at the time or upon a subsequent Change of Control entitle him to a severance
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                  payment or payments  under a COG Agreement will be eligible to receive an annual amount determined under this paragraph (c). The annual amount determined under this paragraph (c) is the product of

              (i)          the Eligible  Officer's  average annual
                           Compensation for those five (5) calendar years, selected from among the last ten (10) calendar years of his Executive Service, in which his aggregate Compensation was highest; provided, that the computation of such Eligible Officer's average annual Compensation for purposes of this paragraph (i) shall include the period by reference to which the severance payment or payments under the COG Agreement are determined (for example, three years in the case of a severance payment equal to three years of compensation) and the amount of such severance payment or payments, if the inclusion of such factors in the computation would result in a higher amount of average annual Compensation than would result from a determination under this paragraph (i) without regard to such factors; and

              (ii) a percentage determined according to the following table:

                                Non-Calendar
                         Years of Executive Service              Percentage

                                  Less than 10                     None
                                       10                            35
                                       11                          36.5
                                       12                            38
                                       13                          39.5
                                       14                            41
                                       15                          42.5
                                       16                            44
                                       17                          45.5
                                       18                            47
                                       19                          48.5
                                   20 or more                        50

                            In determining "non-calendar years of Executive Service" for purposes of this paragraph (c)(ii), the rules described in Section 5(a)(ii) shall apply except that an Eligible Officer described in this subsection (c) shall be credited with a number of additional non-calendar years of Executive Service equal to the number of years with respect to which the severance payment or payments under his COG Agreement are determined (for example, three years in the case of a severance payment equal to three years of compensation); and

                   (iii) in the case of an Eligible Officer whose age at commencement of benefits is less than sixty (60), a percentage determined according to the following table:

                                     Age at
                                 at Commencement
                                   of Benefit                         Percentage

                                        59                                  95
                                        58                                  90
                                        57                                  85
                                        56                                  80
                                        55                                 75"
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         10.       Section 5(d), as hereinabove redesignated, is amended to
read in its entirety as follows:

         "Death Benefits. If an Eligible Officer dies while serving (or deemed to be serving under Section 6 below) as an Eligible Officer, or after termination of employment in accordance with Section 5(e)(i), (ii),
          (iii) or (iv) but before commencement of benefits, and leaves a surviving spouse, the spouse, if he or she survives to the date benefits commence, will be eligible to receive an annual amount equal to the amount, if any, the Eligible Officer would have been entitled to receive under (a),(b) or (c) above, whichever is applicable, had his employment terminated in accordance with Section 5(e)(i), (ii),
          (iii) or (iv) on the earlier of the day before the Eligible Officer's death or the date of actual termination of employment."

         11. Section 5(e), as hereinabove redesignated, is amended by deleting the words "upon or after his attaining age fifty-five (55), but" and the comma after the word "(65)" in the first sentence thereof; by replacing the period at the end of clause (iii) with the words "; or"; and by adding immediately after clause (iii) as so amended and before the sentence which begins "No benefit with respect. . ."the following new clause (iv):

         "(iv) in the case of an Eligible Officer described at Section 5(c) above, the Eligible Officer's employment terminates under circumstances which at the time or upon a subsequent Change of Control entitle him to a severance payment or payments under a COC Agreement."

         12. Section 7 is amended by deleting the reference to "Section 5(c)" and replacing it with a reference to "Section 5(d)" . 13. Section 9 is amended by deleting the words "Section 5(a) or Section 5(b) above" in the second line and replacing them with the words "Section 5(a), Section 5(b) or Section 5(c) above".

         13. Section 9 is amended by deleting the words "Section 5(a) or Section 5(b) above" in the second line and replacing them with the words "Section 5(a),
Section 5(b) or Section 5(c) above".

         14. The paragraph of Section 9 that begins "If an Eligible Officer dies while employed . . ."is amended by adding the words "or after termination of employment in accordance with Section 5(e)(i), (ii), (iii) or (iv) but before commencement of benefits," after the words "Eligible Officer," in the second line and by deleting the words "Section 5(c)" and replacing them with the words "Section 5(d)".

         15. Section 10 as in effect prior to the amendments described herein is amended by deleting the words "Section 5(c)" each time they appear and replacing them with the words "Section 5(d)"; by deleting the words "Eligible Officer retired with the written permission of the Compensation Committee on the day before his death" and replacing them with the words "Eligible Officer's employment terminated in accordance with Section 5(e)(i), (ii), (iii) or (iv); and by adding the following proviso immediately before the period at the end of the section; "; provided, that in the case of an Eligible Officer described in
Section 5(c), benefits shall not commence prior to the first day of the month next following the date the Eligible Officer attains or would have attained age 55".

         16. Section 11 is amended by adding the following sentence at the end thereof: "The provisions of this Section 11 shall not apply in the case of an Eligible Officer receiving benefits pursuant to Section 5(c)."

         17.       The second subparagraph of Section 12 (begins:
"Notwithstanding  the foregoing ...") is amended to read as follows:

         "Notwithstanding the foregoing, Eastern in its sole discretion may establish a so-called "rabbi" trust or similar trust, whether or not conforming to Rev. Proc. 92-64, or may avail itself of any such trust which it has previously established, to provide for the payment of benefits hereunder, subject to such terms as the Board of Trustees may determine (a "trust"). In the event Eastern established a trust in respect of the Plan or causes a pre-existing trust to cover the Plan, and at the time of a Change of Control such trust (i) has not been terminated or revoked and (ii) is not "fully funded" (as hereinafter defined), Eastern shall promptly deposit in such trust cash sufficient to cause the trust to be "fully funded" as of the date of the deposit. For purposes of this subparagraph, any such trust shall be deemed "fully funded" as of any date if, as of that date, the fair market value of the assets held in trust is not less than (1) the aggregate present value as of that date of all benefits then in pay status under the Plan (including benefits not yet commenced but in respect of Eligible Officers whose employment has terminated in accordance with
          Section 5(e)(i), (ii), (iii) or (iv)) plus (2) the aggregate present value as of that date of all benefits that would be payable under the Plan if all other persons who are (or, but for not yet having attained age 55, would be) Eligible OfficErs were deemed to have terminated employment on that date in accordance with Section 5(e)(i), (ii),
          (iii) or (iv) plus (3) the aggregate present value as of that date of all benefits payable (as determined under rules similar to the rules described in (1) and (2)) under all other defined-benefit type plans and arrangements provided for through the trust, plus (4) the aggregate of the account balances, determined as of such date, under all individual-account type plans and arrangements provided for through the trust. In applying clauses (1), (2) and (3) of the previous sentence, present value shall be determined by using the interest and mortality assumptions used in determining lump sum present values under the qualified defined benefit pension plan maintained by Eastern, of if no such qualified plan is then maintained by Eastern, by applying the assumptions used prior to the Change of Control in determining Eastern's pension expense under FAS 87 or any successor pronouncement with respect to such plan or arrangement."

         18.       Section 14 is amended to provide as follows:

         "Termination:  Amendment: Other. Eastern reserves the right at any time by action of its Board of Trustees to terminate the Plan or to amend its provisions in any way, except that following the date which precedes by six months a Change of Control no such amendment or termination shall reduce the amount of Eastern's obligations under
          Section 12 or extend the period within which Eastern may satisfy such obligations. In addition, the Plan will automatically terminate if at any time (and as of the date that) the Retirement Plan is terminated. Notwithstanding the foregoing, no termination or amendment of the Plan (a "Plan Change") will reduce the benefit payable under the Plan to any person with respect to an Eligible Officer whose employment with Eastern and its subsidiaries was terminated prior to such Plan Change, nor shall any Plan Change reduce the benefit, if any, to be paid with respect to a person who is (or, but for not yet having attained age 55, would be) an Eligible Officer on the date of such Plan Change below the amount which such person would have received if his employment had terminated in accordance with Section 5(e)(i), (ii),
          (iii) or (iv) on the day before such Plan Change; provided, however, that benefits otherwise payable hereunder with respect to an individual may be reduced or otherwise modified by separate agreement between Eastern and such individual."

         IN WITNESS WHEREOF, Eastern Enterprises has caused this instrument of amendment to be executed by its duly authorized officer as of the 22nd day of July, 1998.

                                                        EASTERN ENTERPRISES

                                                        By: /s/ J. Atwood Ives
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As approved by the Board of Trustees of Eastern Enterprises on July 22, 1998.